UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
MARCH 8, 2000









                BENTLEY COMMUNICATION CORPORATION
              (FORMERLY KYRENIA ACQUISITION CORP.)
     (Exact name of registrant as specified in its charter)







Delaware              000-27347                   95-4739148
(State of             (Commission           (I.R.S. Employer
organization)         File Number)       Identification No.)

100 Oceangate, Suite 750, Long Beach, CA 90802-4322
(Address of principal executive offices)

Registrant's telephone number, including area code (562) 435-5355

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On   March   8,  2000,  the  Company  was  acquired   through   a
reorganization agreement with Bentley Communication Corporation, a Florida company. The Board of Directors approved the purchase of the Company by Bentley Communication Corporation.

ITEM 5.   OTHER EVENTS

As of March 8, 2000, the Company will change its corporate address to 100 Oceangate, Suite 750, Long Beach, CA 90802-4322.

ITEM 6.   RESIGNATIONS OF REGISTRANTS' DIRECTORS

On March 8, 2000, the Company appointed Mr. Gordon Lee as a member of the board of directors.

On  March  8, 2000, the Company accepted the resignation  of  Mr.
Mike M. Mustafoglu as a member of the board of directors and the sole officer, effective immediately.

On March 8, 2000, the remaining board member decided not to fill the vacancy left by Mr. Mustafoglu's resignation. Mr. Gordon Lee was also appointed as President, Secretary, and Treasurer of the Company.

ITEM 7.   FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL  INFORMATION
          AND EXHIBITS

  (a)  Financial Statements of Bentley Communication Corporation

P A R K E R & C O.
CHARTERED ACCOUNTANTS     Page 1 of 8
_________________________________________________________________
__________________
200 - 2560 Simpson Road, Richmond BC V6X 2P9 Tel:(604) 276-9920
Fax: (604) 276-4577


A U D I T O R S' R E P O R T

To the stockholders of Bentley Communications Corp.

We have audited the statements of financial position of Bentley Communications Corp. as at 31 December 1999 and 1998 and the statements of earnings (loss) and deficit, of cash flows and of changes in stockholder's equity for the years ended 31 December 1999 and 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in Canada, which are in substantial agreement with those in the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurances whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at 31 December 1999 and 1998 and the result of its operations, cash flows and changes in stockholder's equity for the years ended on 31 December 1999 and 1998 in accordance with generally accepted accounting principles in the United States of America.

These financial statements have been prepared assuming that the Company will continue as a going concern. As stated in Note 2 to the financial statements, the Company will require an infusion of capital to sustain itself. This requirement for additional capital raises substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


Richmond, British Columbia, Canada
5 May 2000


/s/ Parker & Co.
PARKER & CO.
CHARTERED ACCOUNTANTS

BENTLEY COMMUNICATIONS CORP.
S T A T E M E N T O F F I N A N C I A L P O S I T I O N
Audited - See Auditors' Report

                                                      Page 2 of 8
_________________________________________________________________
                                                _________________



AS AT 31 DECEMBER                                      1999         1998

                                                  _________    _________

CURRENT ASSETS

Cash                                                $29,747           $0

Accounts receivable                                  14,995            -

Subscription receivable                              44,500            -

                                                  ----------   -----------
                                                          -

Total current assets                                 89,242            -

                                                  ----------   -----------
                                                          -

INVESTMENT ADVANCES, NOTE 3

Advances to Angell Communications, Inc.             250,000            -

Allowance for the doubtful recovery of              249,999            -
investment advances

                                                  ----------   -----------
                                                          -

Investment in Angell Communications, Inc.                 1            -

                                                  ----------   -----------
                                                          -

CAPITAL ASSETS, NOTE 4

Organizational costs                                    500          500

Accumulated amortization                                100           75

                                                  ----------   -----------
                                                          -

Unamortized costs                                       400          425

                                                  ----------   -----------
                                                          -

TOTAL ASSETS                                        $89,643         $425


                                                ===========  ============
                                                          =

AS AT 31 DECEMBER                                      1999         1998

                                                  _________    _________

CURRENT LIABILITIES

Accounts payable                                     $5,614       $3,537

Due to shareholders                                  29,912            0

                                                  ----------   -----------
                                                          -

Total current liabilities                            35,526        3,537

                                                  ----------   -----------
                                                          -

LONG TERM LIABILITIES

Loans payable, Note 5                               500,000            -

                                                  ----------   -----------
                                                          -

STOCKHOLDERS' EQUITY

Share capital, Note 6                                   848          101

Additional paid-in capital                          491,652       15,399

                                                  ----------   -----------
                                                          -

Total share capital                                 492,500       15,500

Deficit                                           (938,383)     (18,612)

                                                  ----------   -----------
                                                          -

Total stockholders' equity                        (445,883)      (3,112)

                                                  ----------   -----------
                                                          -

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          $89,643         $425


                                                ===========  ============
                                                          =

DIRECTOR'S APPROVAL:
____________________________________



BENTLEY COMMUNICATIONS CORP.
S T A T E M E N T O F E A R N I N G S (L O S S) A N D D E F I C I
T
Audited - See Auditors' Report

                                                      Page 3 of 8
_________________________________________________________________
                                                _________________







FOR THE YEARS ENDED 31 DECEMBER                          1999          1998

                                                   __________    __________



REVENUE

Debts forgiven by a shareholder                        $3,537       $42,871

                                                  -----------   ------------
                                                          ---            --

Total revenue                                           3,537        42,871

                                                  -----------   ------------
                                                          ---            --



EXPENSES

Office expenses                                        16,011           742

Advertising, promotion and public relations            14,067           779

Automobile                                             10,000             -

Legal                                                       -         3,676

Transfer agents fees                                    3,375         3,650

Registration and filing fees                            2,905             -

Product research and development                       25,000             -

Consulting                                            364,800             -

Management fees                                       155,000             -

Professional fees                                      32,271             -

Rent                                                   27,298             -

Telephone                                               8,387           256

Travel                                                 12,862

Bank charges                                            1,308            81

Mineral claims abandoned                                    -         6,793

Amortization of cost of capital assets                     25            25

Provision for the doubtful recovery of                249,999             -
investment advances

                                                  -----------   ------------
                                                          ---            --

Total expenses                                        923,308        16,002

                                                  -----------   ------------
                                                          ---            --



EARNINGS (LOSS) BEFORE INCOME TAXES                 (919,771)        26,869



INCOME TAXES, NOTE 7                                        -             -

                                                 ------------  -------------
                                                           --             -

NET EARNINGS (LOSS)                                 (919,771)        26,869



DEFICIT, BEGINNING                                   (18,612)      (45,481)

                                                 ------------  -------------
                                                           --             -

DEFICIT, ENDING                                    ($938,383)     ($18,612)

                                                     ========      ========

EARNINGS (LOSS) PER SHARE, NOTE 8

 BASIC LOSS PER SHARE                                 ($0.12)         $0.00

                                                     ========      ========

 DILUTED LOSS PER SHARE                               ($0.06)         $0.00



BENTLEY COMMUNICATIONS CORP.
STATEMENT OF CASH FLOWS
Audited - See Auditors' Report

                                                      Page 4 of 8
_________________________________________________________________
                                               __________________







FOR THE YEARS ENDED 31 DECEMBER                         1999             1998

                                                                 ____________
                                                 ___________
                                                           _



CASH PROVIDED (USED) FROM OPERATIONS



From operation

Net earnings (loss)                               ($919,771)          $26,869

Amortization of cost of capital assets                    25               25

Provision for the doubtful recovery of               249,999     -
investment advances

                                                 -----------    --------------
                                                         ---

Net earnings (loss) adjusted for non cash items    (669,747)           26,894

                                                 -----------    --------------
                                                         ---

Changes in working capital other than cash

 Accounts receivable                                (14,995)     -

 Subscriptions receivable                           (44,500)     -

 Accounts payable                                      2,077              839

 Due to shareholders                                  29,912         (34,568)

                                                 -----------    --------------
                                                         ---

Total cash from changes to working capital          (27,506)         (33,729)

                                                 -----------    --------------
                                                         ---

Total cash provided (used) from operations         (697,253)          (6,835)

                                                 -----------    --------------
                                                         ---



CASH PROVIDED (USED) BY INVESTMENT ACTIVITY

Advances to Angell Communications, Inc.            (250,000)     -

Disposal of capital assets                        -               6,793

                                                 -----------    --------------
                                                         ---

Total cash provided (used) by financing activity   (250,000)            6,793

                                                 -----------    --------------
                                                         ---

CASH PROVIDED (USED) BY FINANCING ACTIVITY

Proceeds from issue of loans payable                 500,000     -

Proceeds from issue of common stock                  477,000     -

                                                 -----------    --------------
                                                         ---

Total cash provided by financing                     977,000     -

                                                 -----------    --------------
                                                         ---



                                                 -----------    --------------
                                                         ---

CASH CHANGE                                           29,747             (42)



CASH BEGINNING                                             0     42

                                                 -----------    --------------
                                                         ---

CASH ENDING                                          $29,747               $0

                                                    ========         ========

COMPRISED OF:

 Cash                                                $29,747               $0



BENTLEY COMMUNICATIONS CORP.
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
FOR THE YEARS ENDED 31 DECEMBER 1999 AND 1998
Audited - See Auditors' Report

                                                      Page 5 of 8
_______________________________________________________________



                                PREFERRED       COMMON       COMMON   ADDITIONAL     RETAINED

                                    STOCK        STOCK        STOCK      PAID IN     EARNINGS

                                   ISSUED       ISSUED       AMOUNT      CAPITAL    (DEFICIT)

Beginning balances, 1                  -     3,450,000         $101      $15,399    ($45,481)
January 1998

 Issued                                -             -            -            -



 Cancelled                             -             -            -            -

 Net earnings for the year
ended

 31 December 1998                                                                      26,869

                              ----------   ------------  ------------  ------------  ------------
                                     ---             -            -            -            -

Balance as at 31 December              -     3,450,000         $101      $15,399     (18,612)
1998

 Reverse split: 1 for 20

 12 February 1999

 Cancelled                             -   (3,450,000)            -            -

 Issued                                -       172,500            -            -

 Private placement for cash
on

 3 March 1999                          -

 Issued                                -     6,000,000          600       59,400

 Private placement for cash

 16 November 1999

 Issued                                -       325,003           33       99,967

 Less commission                                                        (10,000)

 Private placement for cash

 15 December 1999

 Issued                                -       500,000           50      149,950

 Commission                                                             (15,000)

 Private placement for
services

 28 December 1999

 Issued                                -       640,000           64      191,936

 Net earnings (loss) for the
year

 ended 31 December 1999                                                             (919,771)

                              ----------   ------------  ------------  ------------  ------------
                                     ---             -            -            -            -

Ending balances, 31 December           -     7,637,503         $848     $491,652   ($938,383)
1999

                                ========      ========     ========     ========     ========




BENTLEY COMMUNICATIONS CORP.

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 1999
Audited - See Auditors' Report                  Page 6 of 8
_________________________________________________________________

Note 1 THE CORPORATION AND ITS BUSINESS

Bentley Communications Corp. was incorporated in the State of Florida, United States of America on 28 February 1992 under the name Fogilstone Development, Inc. On 28 Janaury 1997 the Company changed its name to Premier Mining Ventures, Inc. On 28 February 1998 the name of the Company was changed to Pure Air Technology, Inc. On 22 February 1999 the name was changed to Startek.com., Inc. On 29 November 1999 the Company name was changed to Bentley Communications Corp.

The Company has offices in Long Beach, California, USA. The Company has been reorganized to engage in the internet sales market or 'e' commerce. As the Company is just started in this new business it has not established itself as a going concern. The fiscal year end of the Company is 31 December.

Note 2 SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

These financial statements have been prepared in United States of America dollars, which have been rounded to the nearst whole dollar except for the net earnings (loss) per share which has been rounded to the nearest cent, using United States of America Generally Accepted Accounting Principles. These accounting principles are applicable to a going concern, which contemplates the realization and liquidation of liabilities in the normal course of business. Current business activity has just begun and insufficient revenue has been generated to sustain the Company as a going concern without the infusion of additional capital.

Revenue is recorded as a sale at the time the products are shipped from the Company's warehouse or services are povided. Costs are recorded at the time an obligation to pay occurs and are expensed at the time the benefit to the Company is matched to revenue or, if there is no matching revenue, to the period in which the benefit is realized.

Capital asset are recorded at cost. The cost of incorporation is amortized at 5% per year.

Note 3 INVESTMENT ADVANCES

Under the terms of a letter of intent, the Company advanced $250,000 as the first condition of a proposed merger with Angellcom Communications, Inc. Angellcom Communications, Inc. has not proceeded with any of the remaining conditions of the letter of intent. Legal action has been initiated to recover the funds advanced.

Note 4 CAPITAL ASSETS



                            ACCUMUMLAT
                                    ED

                     COST   AMORTIZATI  UNAMORTIZE  UNAMORTIZE
                                    ON           D           D

                     1999         1999        1999       1998

                   ______     ________    ________   ________
                       __

Incorporation        $500         $100        $400       $425
costs

                   ======      =======     =======    =======
                        =


_________________________________________________________________
__________________

BENTLEY COMMUNICATIONS CORP.
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 1999
Audited - See Auditors' Report     Page 7 of 8
_________________________________________________________________
______________

Note 5 LOANS PAYABLE

The loans payable are subordinated convertible promissory notes at 6% annual interest of various dates in 1999, with various conversion prices. The loan is repayable on 5 October 2001. Subsequent to the year end all of the notes were converted into 2,833,333 common shares with a par value of $0.0001.

Note 6 SHARE CAPITAL

Authorized share capital:

On 26 June 1996 the Company amended and restated its articles of incorporation which provide for changing the authorized stock from 50,000 common shares to 100,000,000 shares of which 20,000,000 shares at $0.0001 par value are preferred shares and 80,000,000 shares at $0.0001 par value are common shares. The authorized stock is unchanged as at 31 December 1999.

Issued share capital:

During the 1999 and 1998 the following changes were made to the issued share capital:

On 12 February 1999 the Company combined 20 of its common shares in exchange for 1 new common share. As a result 3,450,000 common shares were cancelled and 172,500 common shares were reissued.

On 1 March 1999 the Company through a private placement issued
6,000,000 common shares with a par value of $0.0001 for $0.01 per share for $60,000 of cash.

On 16 November 1999 the Company issued by private placement
325,003 free trading common shares with a par value of $0.0001 for $0.31 per share for $100,000. A 10% finders fee of $10,000 was paid to an investment banker.

On 15 December 1999 the Company issued by private palcement
500,000 free trading common shares with a par value of $0.0001 for $0.30 per share for $150,000 cash. A 10% finders fee of $15,000 was paid to an investment banker.

On 28 December 1999 the Company issued in conjunction with an advisory agreement 640,000 common shares with a par value of $0.0001 for $0.30 per share for $192,000 of consulting services. These shares are "control securities" which cannot be sold except pursuant to certain limitations and restrictions.

Note 7 INCOME TAXES

Income taxes on losses have not been reflected in these financial statement as it is not virtually certain that these losses will be recovered before the expiry period of the loss carry forwards.
The accumulated loss carry forward is $938,383.

_________________________________________________________________
_________________

BENTLEY COMMUNICATIONS CORP.
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 1999
Audited - See Auditors' Report     Page 8 of 8
_________________________________________________________________
________________

Note 8 LOSS PER SHARE

Basic loss per share is computed by dividing losses available to common stockholders by the weighted-average number of common shares during the period. Diluted loss per share is calculated on the weighted average number of common shares that would have resulted if dilutive common stock equivalents or potential dilutive common stock equivalents had been converted to common stock.

Note 9 RELATED PARTY TRANSACTIONS

The Company neither owns nor leases any real property. Office services are provided by the President and Secretary of the Company. Such costs are immaterial to the financial statements. In addition, the President of the Company holds $200,000 and the Secretary holds $50,000 of the subordinated notes payable.

The Officers and Directors have many outside business interest none of which presently conflict with the business interest of the Company. The Company does not have a policy in place to handle such a conflict.

Note 10 COMMITMENTS AND SUBSEQUENT EVENTS

a) On 8 December 1999 the Company enterred into a consulting agreement with Roctech H.K. Limited who are to act as the Company's Asian representative in the sourcing of new products to be sold over the internet. The agreement required the Company to issue on 12 April 2000 1,000,000 common shares with a par value of $0.001 for an issue price of $0.30 or $300,000. In addition, the Company is required to fund on a best efforts basis by 30 June 2000 $2,000,000 to Roctech H.K. Limited for working capital.

b) Employment agreements. On 1 January 2000 the Company enterred into employment agreements with three of its employees for the two years ended 31 December 2001. Under the terms of these ageements the Company committed to salaries of $30,000 per month, the issue of 1,500,000 common shares with a par value of $0.0001 at an estimated price of $0.30 per share, or $450,000 and 1,800,000 stock options which are earned and vested quarterly with an exercise price of $2.00 per share.

c) Advisory agreements. On 14 December 1999 and 5 Janaury 2000 the Company enterred into six advisory agreements for future services over a twelve month period in exchange for 1,440,000 common shares with a par value of $0.0001 and an issue price of $0.30 or $432,000. 640,000 of these share were issued in 1999 for $192,000 on 28 December 1999. The balance of 800,000 common shares were issued on 7 March 2000.

d) On 8 March 2000 the Company acquired all of the issued share capital of Kyrenia Acquisition Corporation for 10,000 common shares with a par value of $0.0001 for $0.75 per share or $7,500.

e) On 12 April 2000 the $500,000 of subordinated notes were converted to 2,833,333 common shares with a par value of $0.0001 at an average conversion price of $0.18 per share.

_________________________________________________________________
___________________



  (b)  Pro Forma Financial Information

       Operations   of  Bentley  Communication  Corporation   are
       deminimous and pro forma statements of operatoins are the same as submitted by Kyrenia Acquisition Corp.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                           Bentley Communication Corporation



                           By: /s/ Gordon Lee
                              Gordon Lee,
                              President/Secretary/Treasurer

                           Date: May 5, 2000